UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

11311 Concept Blvd

Largo, Florida 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 24, 2023. Holders of CONMED common stock were entitled to elect nine directors. On all matters which came before the Annual Meeting, holders of CONMED common stock were entitled to one vote for each share held. Proxies for 29,077,857 of the 30,560,476 shares of CONMED common stock entitled to vote were received in connection with the Annual Meeting.

The following table sets forth the names of the nine persons elected at the Annual Meeting to serve as directors until the first annual meeting of shareholders following the end of the Company’s fiscal year ending December 31, 2023 and the number of votes cast for, against or withheld with respect to each person.

1. Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes
David Bronson	27,586,738	657,437	833,681
Brian Concannon	27,642,732	601,443	833,681
LaVerne Council	27,667,570	576,605	833,681
Charles Farkas	27,727,684	516,491	833,681
Martha Goldberg Aronson	27,755,357	488,818	833,681
Curt R. Hartman	26,827,280	1,416,895	833,681
Jerome J. Lande	27,728,984	515,191	833,681
Barbara Schwarzentraub	27,642,528	601,647	833,681
John L. Workman	27,774,331	469,844	833,681

Management Proposals

	For	Against	Abstain	Broker Non-Votes

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023	26,610,832	2,461,523	5,501	0

3. Advisory vote on Named Executive Officer Compensation	26,472,625	1,750,517	21,033	833,681

	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes

4. Advisory vote on Frequency of Advisory Vote on Named Executive Officer Compensation	27,903,715	9,418	323,593	7,449	833,681

	For	Against	Abstain	Broker Non-Votes

5. Amend Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Exculpation of Certain Officers	22,637,046	5,595,512	11,617	833,681

Item 8.01	Other Events.

On May 24, 2023, CONMED Corporation announced it will be paying a quarterly cash dividend of $0.20 per share on July 5, 2023 to all shareholders of record as of June 15, 2023.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Special Counsel & Corporate Secretary

Date: May 24, 2023